UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2006
Myogen, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50438 (Commission File Number)	84-1348020 (IRS Employer Identification No.)
7575 West 103rd Avenue, Suite 102
Westminster, Colorado 80021
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (303) 410-6666
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Notice to Investors
Forward Looking-Statements
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Agreement and Plan of Merger
Joint Press Release

Item 1.01. Entry Into a Material Definitive Agreement
     On October 1, 2006, Myogen, Inc., a Delaware corporation (“Myogen”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Gilead Sciences, Inc., a Delaware corporation (“Gilead”), Mustang Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Gilead (“Purchaser”), and Myogen.
     Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.001 per share, of Myogen at a price of $52.50 per share, net to the holder thereof in cash (the “Offer Price”). Pursuant to the Merger Agreement, as soon as practicable after the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into Myogen (the “Merger”) and Myogen will become a wholly-owned subsidiary of Gilead. In the Merger, the shares of Myogen common stock remaining outstanding following the consummation of the Offer, other than shares held by Gilead or Purchaser or by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive the Offer Price.
     The obligation of Purchaser to accept for payment and pay for the shares tendered in the Offer is subject to the satisfaction or waiver a number of closing conditions set forth in the Merger Agreement, including among others, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. In addition, it is also a condition to Purchaser’s obligation to accept for payment and pay for the shares tendered in the Offer that more than 50% of the then-outstanding shares of Myogen common stock (adjusted to take into account the potential exercise of certain securities exercisable for shares of Myogen common stock) shall have been validly tendered in accordance with the terms of the Offer and not withdrawn (the “Minimum Condition”). The Minimum Condition may not be waived by Purchaser without the prior written consent of Myogen.
     The closing of the Merger is subject to customary closing conditions, and, depending on the number of shares held by Gilead and Purchaser after Purchaser’s acceptance of the shares properly tendered in connection with the Offer, approval of the Merger by the holders of the outstanding shares of Myogen common stock remaining after the completion of the Offer may be required.
     The Merger Agreement includes customary representations, warranties and covenants of Myogen, Gilead and Purchaser. Myogen has agreed to operate its business in the ordinary course until the Merger is consummated. Myogen has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire Myogen and to certain restrictions on its ability to respond to any such proposals. The Merger Agreement also includes customary termination provisions for both Myogen and Gilead and provides that, in connection with the termination of the Merger Agreement under specified circumstances, Myogen may be required to pay Gilead a termination fee of $75,000,000.

     A copy of the Merger Agreement is attached as Exhibit 2.1 to this report and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.
     The Merger Agreement has been attached as an exhibit to this report and is incorporated herein by reference to provide information regarding its terms. The Merger Agreement contains representations and warranties Myogen, Gilead and Purchaser made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract among Myogen, Gilead and Purchaser and may be subject to important qualifications and limitations agreed to by Myogen, Gilead and Purchaser in connection with negotiating its terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk among Myogen, Gilead and Purchaser rather than establishing matters as facts.
* * * * *
Notice to Investors
     The tender offer for the outstanding common stock of Myogen referred to in this report has not yet commenced. This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Myogen common stock will be made pursuant to an offer to purchase and related materials that Gilead intends to file with the Securities and Exchange Commission. At the time the offer is commenced, Gilead will file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and thereafter Myogen will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of Myogen. In addition, all of these materials (and all other materials filed by Myogen with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available by Gilead by mail to Gilead Sciences, Inc., 333 Lakeside Drive, Foster City, CA 94404, Attention: Investor Relations. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by Myogen by contacting Myogen Investor Relations at Myogen, Inc, 7575 West 103rd Avenue, Suite 102, Westminster, Colorado 80021, Attention: Investor Relations or at (303) 410-6666.

Forward Looking-Statements
     This report contains “forward-looking statements” that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many Myogen stockholders will tender their stock in the offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Myogen’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by Myogen, as well as the tender offer documents to be filed by Gilead and the solicitation/recommendation statement to be filed by Myogen. All of the materials related to the offer (and all other offer documents filed with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by Myogen by contacting Myogen Investor Relations at Myogen, Inc, 7575 West 103rd Avenue, Suite 102, Westminster, Colorado 80021, Attention: Investor Relations or at (303) 410-6666. Myogen does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.
Item 8.01. Other Events
On October 2, 2006, Gilead and Myogen issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 1, 2006, by and among Gilead Sciences, Inc., Mustang Merger Sub, Inc. and Myogen, Inc.

99.1	Joint Press Release of Gilead Sciences, Inc. and Myogen, Inc., dated October 2, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYOGEN, INC.
Dated: October 5, 2006	By:	/s/ Andrew D. Dickinson
Name Andrew D. Dickinson
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 1, 2006, by and among Gilead Sciences, Inc., Mustang Merger Sub, Inc. and Myogen, Inc.

99.1	Joint Press Release of Gilead Sciences, Inc. and Myogen, Inc., dated October 2, 2006.